UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09134




Manor Investment Funds, Inc.
(Exact name of registrant as specified in charter)




15 Chester Commons
Malvern, PA  19355
(Address of principal executive offices)




Daniel A. Morris
15 Chester Commons
Malvern, PA  19355
(Name and address of agent for service)




Registrant's telephone number, including area code: (610) 722-0900


Date of fiscal year end: December 31

Date of reporting period: September 30, 2005


Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5, to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940. The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.


Item 1. Schedule of Investments





Manor
Investment Funds, Inc.




3rd Quarter Report
September 30  2005
(Unaudited)




Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900      800-787-3334
www.manorfunds.com





Managed by:
Morris Capital Advisors  Inc.

Manor Investment Funds  Inc.
15 Chester Commons
Malvern  PA  19355

September 30, 2005

Dear Fellow Shareholders:

     I am pleased to report that assets in the Funds continue to grow on the strength of shareholder contributions and strong investment performance. I am also pleased to report that the Manor Fund was awarded a 5 Star rating for the trailing three years ending September 30, 2005 from MorningStar an independent mutual fund rating organization. The 5 Star rating is the highest rating that MorningStar awards based on the return of a mutual fund compared to other funds in its peer group. The Growth Fund was awarded a 4 Star rating over the same time period the second highest rating that MorningStar awards.


Hey, Let*s Be Careful Out There

     Each episode of Hill Street Blues the popular police drama of the 1980 s began with a scene in the squad room as the desk sergeant ran down the outstanding items for patrol during the upcoming shift. It was a chaotic meeting with constant comments and reactions from the members of the force. At the end each time Sergeant Phil Esterhaus would conclude with the line *Hey Let*s be careful out there.*
The statement was a combined expression of concern and an admonishment He was concerned about the safety of his fellow officers in a dangerous Environment but at the same time recognized that the outcome of any situation that they encountered was affected directly by the manner in which they responded. A careful reaction could easily prevent a dangerous situation from turning disastrous.

     I think the financial markets today are the investment parallel to the treacherous neighborhoods of Detroit in that show. The level of uncertainty is high and market action seems chaotic. Investors are distracted by natural disasters political posturing, and geopolitical events. Extrapolating the impact of every external event makes it difficult to react without making the situation worse.

     Observing the constant flow of comments and reactions I also feel compelled to say, *Hey, let*s be careful out there.* It*s easy to get caught up in the pressure of the markets and overreact but in the end it is earnings that matter The external market events are only noise unless they directly affect the earnings of a particular company. Block out the noise and you can react in a manner that does not make a bad situation worse.


The Manor Fund

     The Manor Fund rose 4.38% net of all fees and expenses during the quarter ending September 30 2005 outperforming the S&P 500 index (3.61%) and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (1.40%). The Fund also outperformed the S&P 500 and the Lipper Large-Cap Core mutual fund index for the trailing 1-year, 3-year and 5-year periods ending September 30 2005, with returns of 20.73%,20.46%, and -0.06% compared to the S&P 500 (12.24%, 16.69%, and -1.47%) and the Lipper mutual fund index (8.91%,13.09%, and,
 -3.20%). During the 3rd quarter of 2005 the Fund was helped by gains in Devon Energy, Reebok, Norfolk Southern, Shurgard Storage, and Nucor.

     Devon Energy, an oil and gas exploration company, rose on the impact of strong commodity prices. Reebok a maker of athletic shoes, jumped after a buyout offer from Adidas. Norfolk Southern, a rail transportation company, rose on improved revenue and earnings potential. Shurgard Storage, a real estate management company jumped after receiving a buyout offer from a competitor, Public Storage. Nucor, a steel manufacturer, rose on continued strong pricing and demand for its end products.

     Notable laggards during the 3rd quarter include Best Buy, Pfizer, Allstate, Fannie Mae, and Freddie Mac. Best Buy*s stock struggled on the perception that retail demand for electronic products will be weak through year-end. Pfizer, a major pharmaceutical company, declined in a weak environment for the entire industry. Allstate, a property and casualty insurer, fell on the expectation that higher costs from hurricane damage in the Gulf Coast region would reduce upcoming earnings. Fannie Mae and Freddie Mac are both government sponsored entities whose mission is to facilitate mortgage financing for homebuyers. Their stock prices suffered due to concerns about the impact of higher interest rates and the potential for accounting adjustments.

     During the quarter we sold a portion of our holdings in Devon Energy and reinvested the proceeds in Weatherford International, a provider of equipment and services for energy exploration. This gave us an opportunity to take some gains in a position that we have held for some time, and reinvest in a company that should benefit from the rebuilding of energy facilities in the Gulf Coast region.



The Growth Fund

     The Growth Fund rose 5.50%, net of all fees and expenses, during the quarter ending September 30 2005, outperforming the S&P 500 index (3.61%). The Fund also outperformed the S&P 500 and the Lipper Large-Cap Growth mutual fund index for each of the trailing 1-year, 3-year, and 5-year periods ending September 30 2005, with returns for the Fund of 18.35%, 17.84%, and -0.93% compared to the S&P 500 (12.24%, 16.69%, -1.47%) and the Lipper mutual fund index (15.65%, 14.37%, and -8.54%). The Fund was helped by gains in Valero Energy, Qualcomm, Express Scripts, TXU Corp., and Etrade Financial.

     Valero, an oil refiner rose on strong pricing and demand despite suffering lost production after hurricane Rita. Qualcomm, a manufacturer of wireless communication devices rose on strong revenue and earnings gains. Express Scripts, a pharmacy benefits manager, remained strong because it continues to execute well in this difficult industry sector. TXU Corp., an energy utility, rose steadily on better earnings and the continued benefit of their corporate restructuring. Etrade Financial, a discount broker, rose steadily as it continued to gain market share through the acquisition of HarrisDirect and Brown Co., two smaller discount brokers.

      Weak holdings in the portfolio included Dell, Gap Inc. Coach, Golden West Financial, and Cendant. Several of these names were among the top performers earlier in the year. Dell, Inc., a marketer of computers and electronic products fell after a cautious growth outlook. Gap Inc., an apparel retailer stumbled after reporting declining same store sales and lowering earnings expectations. Coach, a retailer of women*s accessories declined on the expectation that year-end sales will be disappointing. Golden West Financial, one of the largest thrift institutions in the country fell as rising interest rates slowed mortgage refinancing and raised the cost of financing their loan portfolio. Cendant, a marketer of travel and real estate services fell on the expectations of declining travel and existing home sales due to the combined effects of rising interest rates and the impact on travel of the Gulf Coast hurricanes.

     During the quarter we sold Jones Apparel, IAC Interactive and Expedia. Jones has struggled to maintain growth in a difficult retail Environment, while IAC Interactive and Expedia have not lived up to expectations for these internet-based marketers. We used the proceeds to purchase EMC Corp. and Robert Half International. EMC, a maker of computer storage devices is attractively valued based on our earnings and cash flow models. Robert Half provides specialized staffing services and is well positioned to benefit from economic growth and changing employee staffing requirements.


The Bond Fund

     The Bond Fund generated a return of -0.68%, net of all fees and
Expenses   for the quarter ending September 30, 2005  outperforming both the Lehman Intermediate Treasury Index and the Lipper US Government mutual fund index ( - 0.82% and - 0.81% respectively). For the year ending September 30, 2005, the Fund generated a return of 0.47%, less than the Lehman Intermediate Treasury Index (0.79%) and the Lipper US Government mutual fund index (2.54%). The improved performance over the recent quarter reflects the relatively conservative position of the Fund*s investment portfolio of US Treasury securities. The portfolio has an average yield to maturity of 3.94%, an average maturity of approximately 4.51 years, and an average duration of 2.97 years. The duration of a bond portfolio is a measure of risk with a lower duration indicating a lower level of risk. The Fund is managed to provide a low-risk alternative for conservative investors.


The Cautious Approach

     I expect that the markets will be treacherous over the balance of the year. The combination of investor uncertainty, rising interest rates, commodity inflation and cautious corporate management cause investors to demand a higher premium for risk taking. In this environment we will watch our earnings-based valuations carefully and look for opportunities to invest in attractive companies when the occasion arises.


Sincerely,
Daniel A. Morris





MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Schedule of Investments
September 30, 2005
(Unaudited)

Portfolio of Investments


Description            Shares          Market Value

COMMON STOCKS  89.0%

Consumer Discretionary   12.9%
Best Buy Co.  Inc       2,325             $ 101,207
Home Depot              2,390                91,155
KB Home                 1,290                94,428
Reebok Int.  Ltd.       2,090               118,231
                                            -------
                                            405,021
                                            -------
Consumer Staples   3.0%
Pepsico  Inc.           1,640                93,004
                                             ------
                                             93,004
                                             ------
Energy   11.9%
Devon Energy           1,190                 81,682
Nabors*                1,310                 94,097
Occidental Pet.        1,190                101,662
Weatherford Int. *     1,430                 98,184
                                            -------
                                            375,625
                                            -------
Financial   19.1%
Allstate Insurance     1,830                101,181
Citigroup, Inc.        1,969                 89,629
Fed. Nat. Mtg.         1,120                 50,198
Freddie Mac            1,440                 81,302
MBNA Corp.             3,070                 75,644
Shurgard Storage       2,060                115,092
Vornado Realty Tr.     1,010                 87,486
                                            -------
                                            600,532
                                            -------
Health Care   12.2%
Johnson & Johnson      1,350                 85,428
Manor Care, Inc.       2,590                 99,482
Pfizer  Inc.           2,350                 58,679
Wellpoint  Inc. *      1,840                139,509
                                            -------
                                            383,098
                                            -------
Industrial   12.9
Alcan                  1,940                 61,556
Deere & Co.              980                 59,976
General Electric       2,270                 76,431
Norfolk Southern       2,410                 97,750
Paccar  Inc.             630                 42,771
Tyco  Inc.             2,440                 67,954
                                            -------
                                            406,438
                                            -------
Information Technology   11.3%
Cisco Systems *        2,350                 42,112
Citrix Systems *       2,570                 64,610
Intel Corp.            2,980                 73,457
Int. Bus. Machines       950                 76,209
Jabil Circuit *        3,220                 99,562
                                          -------
                                          355,950
                                          -------
Material   2.4%
Nucor Corp.            1,290               76,097
                                          -------
                                           76,097
                                          -------
Utility   3.3%
Exelon                 1,940              103,674
                                          -------
                                          103,674
                                          -------
TOTAL COMMON STOCKS
    (Cost $2,136,652)                   2,799,439
                                        ---------

INDEX SECURITIES   5.4%
Barra Value Index     1,340                85,934
SPDR Trust              690                84,898
                                          -------


TOTAL INDEX SECURITIES
    (Cost $126,877)                       170,832
                                          -------

SHORT-TERM INVESTMENTS   5.6%
1st Amer. Gov. Fund 107,119               107,119
1st National M Mkt   69,709                69,709
                                          -------
TOTAL SHORT TERM INVESTMENTS
    (Cost $176,828)                       176,828
                                          -------

TOTAL INVESTMENTS   100.0%
    (Cost $ 2,440,357)                  3,147,099


Other Assets less Liabilities
    Net   0.0%                              3,307
                                         --------
NET ASSETS  100.0%                    $ 3,150,406
                                      ===========
*Non-income producing during the period


MANOR INVESTMENT FUNDS  INC.
MANOR FUND
Fund and Performance Information
September 30  2005
(Unaudited)


Fund Performance

Investment Performance Vs. the S&P 500 and the Lipper Large-Cap Core
Index

40%
                                                     *
                    +
30%                                                     +
                   #       +                           #
            +    *
20%         #                  +
                         #
                       *                                    *
10%        *                  *#                              +
                                                             #    *
                                                                    +
0%             |      |     |     |     |     |     |     |     |  #
                                    *#
                                      +
-10%                                       +
                                          #
                                         *
-20%                                           *#+


-30%
          1996  1997  1998  1999  2000  2001  2002  2003  2004  9 Mths
                                                                  2005

              * Manor Fund    # Lipper LC Core     + S&P 500 Index

Quarter and Annualized Total Return for Periods Ending
September 30  2005

                       Manor Fund            S&P 500       Lipper LC
                                              Index       Core Funds
3rd Quarter               4.38 %              3.61 %          1.40 %
1 Year                   20.73 %             12.24 %          8.91 %
3 Year Annualized        20.46 %             16.69 %         13.09 %
5 Year Annualized        -0.06 %             -1.47 %         -3.20 %
Annualized since inception
12/31/93                  6.14 %              9.48 %          5.85 %


Annualized total return reflects the change in the value of an investment assuming reinvestment of the fund*s dividend income and capital gains and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager a fund*s total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.



Top Holdings and Industry Sectors

Top Company Holdings                         Top Industry Sectors
Company              % of                     Industry         % of
                   Net Assets                             Net Assets
Wellpoint            4.4 %                   Financial        19.1 %
Reebok Int           3.8 %                  Industrial        12.9 %
Shurgard Storgae     3.7 %              Consumer Disc.        12.9 %
Exelon               3.3 %                 Health Care        12.2 %
Occidental Pet.      3.2 %                      Energy        11.9 %



MANOR INVESTMENT FUNDS  INC.
GROWTH FUND
Schedule of Investments
September 30  2005
(Unaudited)


Portfolio of Investments


Description             Shares            Market Value

COMMON STOCKS   92.7%

Consumer Discretionary   18.0%
Bed, Bath, Beyond *      1,700             $    68,306
Coach Inc. *             3,980                 124,813
Ebay  Inc. *             2,160                  88,992
Fortune Brands           1,030                  83,770
Gap  Inc.                4,020                  70,069
Mohawk Ind. *              920                  73,830
Staples                  4,335                  92,422
                                               -------
                                               602,202
                                               -------
Consumer Staples   5.0%
News Corp.  Inc.         5,030                  82,995
Walgreen Co.             1,900                  82,555
                                               -------
                                               165,550
                                               -------
Energy   7.4%
Baker-Hughes             1,920                 114,586
Valero Energy            1,170                 132,280
                                               -------
                                               246,866
                                               -------
Financial   16.7%
Ace Limited              2,130                 100,259
American Int. Grp.       1,160                  71,874
Capital One              1,290                 102,581
Etrade Financial *       6,060                 106,656
Golden West Fin.         1,560                  92,648
Hospitality Prop. Tr.    2,020                  86,577
                                               -------
                                               560,595
                                               -------
Health Care   17.1%
Express Scripts *        2,460                 153,012
Forest Labs *              940                  36,632
Genentech Inc. *         1,110                  93,473
Ivax Corp. *             3,553                  93,657
Quest Diagnostics        1,900                  96,026
Unitedhealth Group       1,760                  98,912
                                               -------
                                               571,712
                                               -------
Industrial   7.4%
Cendant Corp.            3,910                  80,702
Fedex Corp.                820                  71,447
Robert Half Int.         2,710                  96,449
                                               -------
                                               248,598
                                               -------
Information Technology   18.0%
Dell  Inc. *             2,630                  89,946
EMC Corp. *              7,770                 100,544
Intel Corp.              3,200                  78,880
Microsoft Corp.          3,260                  83,880
Qualcomm                 2,640                 118,140
Technology SPDR          2,400                  50,160
Xlinix  Inc.             2,930                  81,601
                                               -------
                                               603,151
                                               -------
Utility   3.1%
TXU Corp                   930                 104,978
                                               -------
                                               104,978




TOTAL COMMON STOCKS
    (Cost $2,541,987)                        3,103,652
                                             ---------

INDEX SECURITIES   2.2%
Barra Growth Index       1,240                  72,639
                                               -------

TOTAL INDEX SECURITIES
    (Cost $65,266)                              72,639
                                               -------


SHORT TERM INVESTMENTS   5.1%
1st Amer. Gov. Fund      87,250                 87,250
1st National M Mkt       85,034                 85,034
                                               -------
TOTAL SHORT-TERM INVESTMENTS
      (Cost $172,284)                          172,284
                                               -------
TOTAL INVESTMENTS   100.0%

   (Cost $ 2,779,537)                        3,348,575



Other Assets less Liabilities
    Net   0.0%                                   1,415
                                             ---------

NET ASSETS   100.0%
                                           $ 3,349,990
                                             =========

*Non-income producing during the period










MANOR INVESTMENT FUNDS  INC.
GROWTH FUND
Fund and Performance Information
September 30  2005
(Unaudited)



Fund Performance


Investment Performance Vs. the S&P 500 and the Lipper Large-Cap Growth
Index



40%


30%                                            *
                                                 + #

20%
          *
             #
10%                                                    *  +
            +                                             #
                                                              +   #
                                                                 +
0%               |         |        |        |       |       |
                             *

-10%                   +        +

                   *     #
-20%                                   *
                                 #       +
                                          #
-30%


-40%
        June-Dec     2000     2001     2002     2003    2004    9 Mths
          1999                                                   2005

            * Growth Fund      + S&P 500 Index      # Lipper LC Growth




Quarter and Annualized Total Return for Periods Ending
September 30, 2005

                      Growth Fund          S&P 500         Lipper LC
                                            Index       Growth Funds
3rd Quarter             5.50 %             3.61 %             6.51 %
1 Year                 18.35 %            12.24 %            15.65 %
3 Year Annualized      17.84 %            16.69 %            14.37 %
5 Year Annualized      -0.93 %            -1.47 %            -8.54 %
Annualized since inception
     6/30/93            1.61 %            -0.22 %            -5.19 %

Annualized total return reflects the change in the value of an investment assuming reinvestment of the fund*s dividend income and capital gains and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager a fund*s total return will be greater than it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.







Top Holdings and Industry Sectors

     Top Company Holdings                       Top Industry Sectors
                         % of                                  % of
Company            Net Assets             Industry        Net Assets
Express Scripts         4.6 %           Consumer Disc.        18.0 %
Valero Energy           3.9 %        Information Tech.        18.0 %
Coach Inc.              3.7 %             Health Care         17.1 %
Qualcomm                3.5 %               Financial         16.7 %
Baker-Hughes            3.4 %                 Energy           7.4 %





MANOR INVESTMENT FUNDS  INC.
BOND FUND
Schedule of Investments
September 30  2005
(Unaudited)


Portfolio of Investments

Description                        Face Amount               Value
U.S. GOVERNMENT BONDS   93.3%

U.S. Treasury 5.875% Due 11-15-05      50,000          $    50,125
U.S. Treasury 1.875% Due 11-30-05     300,000              299,156
U.S. Treasury 2.250% Due 02-15-07     100,000               97,438
U.S. Treasury 3.250% Due 08-15-07     200,000              196,688
U.S. Treasury 3.125% Due 10-15-08     200,000              193,938
U.S. Treasury 3.625% Due 07-15-09     250,000              244,844
U.S. Treasury 3.500% Due 12-15-09     200,000              194,500
U.S. Treasury 3.875% Due 02-15-13     200,000              194,625
U.S. Treasury 4.000% Due 02-15-14     200,000              195,250
                                                           -------

TOTAL U.S. GOVERNMENT BONDS
     (Cost $1,697,478)                                   1,666,564
                                                         ---------

SHORT TERM INVESTMENTS   6.0%
1st American Treasury Obligation
Fund                                   70,267               70,267
1st National Money Market              37,582               37,581
                                                           -------
TOTAL SHORT-TERM INVESTMENTS
     (Cost $ 107,849)                                      107,849
                                                           -------
TOTAL INVESTMENTS   99.3%
     (Cost $ 1,805,327)                                  1,774,412
Other Assets less Liabilities   Net   0.7%                  10,987
                                                           -------
NET ASSETS   100.0%                                 $    1,785,399
                                                        ==========



SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund*s board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.



MANOR INVESTMENT FUNDS  INC.
BOND FUND
Fund and Performance Information
September 30  2005
(Unaudited)



Fund Performance


Investment Performance Vs. the Lehman Int. Treasury Index and the
Lipper Gov*t Index


14%


12%                 +

                     #
10%                                    +
                   *                      #

8%                              #
                               +
                             *        *
6%


4%
                                                       +
                                                          #
2%                                                #              +
                                                 +
               #                                                  #
          * +                                  *                *
0%               |         |        |        |       |       |
                                                       *

-2%
        June-Dec     2000     2001     2002     2003    2004    9 Mths
          1999                                                   2005

        * Bond Fund      + Lipper US Gov*t      # Lehman Int. Treasury





Quarter and Annualized Total Return for Periods Ending
September  30  2005


                                      Lipper              Lehman
                     Bond            US Gov*t         Intermediate
                     Fund           Fund Index         Gov*t Index
3rd Quarter         -0.68 %           -0.81 %             -0.82 %
1 Year               0.47 %            2.54 %              0.79 %
3 Year Annualized    1.01 %            2.53 %              2.19 %
5 Year Annualized    3.81 %            5.62 %              5.33 %
Annualized since inception
     6/30/99         4.07 %            5.64 %              5.42 %

Annualized total return reflects the change in the value of an investment assuming reinvestment of the fund*s dividend income and capital gains and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reinvestment by the manager a fund*s total return will be greater that it would be had the reimbursement not occurred. Previous performance does not guarantee future returns.




Top Five Holdings

Security                                        % of Net Assets

US Treasury 1.875% due 11/30/05                          16.7 %
US Treasury 3.625% due 7/15/09                           13.7 %
US Treasury 3.250% due 8/15/07                           11.0 %
US Treasury 4.000% due 2/15/14                           10.9 %
US Treasury 3.875% due 2/15/13                           10.9 %




Manor Investment Funds  Inc.


Fund Office:
15 Chester County Commons
Malvern   PA 19355

610 722 0900      800 787 3334




www.manorfunds.com


Item 2. Controls and Procedures

a) The registrant's principal executive and principal financial officer have concluded that the registrant's disclosure controls and procedures(as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing dateof the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act)
that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 3. Exhibits

I, Daniel A. Morris, President of Manor Investment Funds, Inc., certify that:

1. I have reviewed this report on Form N-Q of Manor Investment Funds,
 Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedule of investments included in this Report fairly present in all material respects the investments of Manor Investment Funds as of the end of the fiscal quarter for which the report is filed.

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment
Company Act) and internal control over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act) for Manor Investment Funds, Inc., and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to Manor Investment Funds, is made known to me by others within this entity, particularly during the period in which this report is being prepared;

b) [Omit]

c) Evaluated the effectiveness of the Manor Investment Fund's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d) [Omit]


5. I have disclosed to Manor Investment Fund's auditors and the audit committee of Manor Investment Fund's board of directors:

a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect Manor Investment Fund's ability to record, process, summarize, and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Manor Investment Fund's internal control over financial reporting.



Manor Investment Funds, Inc.

/S/ Daniel A. Morris
________________________________
Daniel A. Morris, President
Mr. Morris acts as Manor Investment Fund's Principal Executive Officer and Principal Financial Officer

September 30, 2005